SEMI-ANNUAL REPORT




State Farm Interim Fund, Inc.

ONE STATE FARM PLAZA  -  BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:  (309) 766-2029
           (800) 447-0740













                                                                  May 31, 1998








This report is not to be distributed unless preceded or accompanied by a prospectus.

                        STATE FARM INTERIM FUND, INC.

Dear Shareowner:


      U.S. capital markets have generally been pricing fixed-income securities within a 25 basis point (a basis point is .01%) range in interest rates so far this year. Yields have risen to the upper end of that range when investors have displayed concerns about rapid economic growth and increasing inflationary pressures which might lead the Federal Reserve Open Market Committee to tighten monetary policy. Interest rates have fallen to the lower level end of the range at times when investor sentiment leans towards believing a significant slowdown in the economy is likely or U.S. securities become favored investments as investors flee the turbulence of foreign markets.

      Presently interest rates are at the lower end of this trading range. At May 31, yields on the U.S. Treasury securities which dominate the investments of your Fund stood at levels about 25 basis points lower than those which existed last November. The net asset value stands at $9.84 versus $9.85 when the Fund's fiscal year ended in November. The Fund's total return, which considers the reinvestment of dividends and the change in net asset value, was 7.8% for the past twelve months and 3.4% for the six months just ended. Typically one would expect the net asset value to rise when yields decline. However, that was not the case over the last six months because we chose to manage the portfolio in a way which emphasizes the receipt of investment income rather than capital appreciation. We believe that most shareowners own the Interim Fund primarily to receive a dependable flow of dividend income and are managing the assets of the Fund accordingly.

      Our domestic economy continues to show persistent strength despite the drag imposed on trade from Asia's crisis and the strong U.S. dollar. Investors are vigilantly watching to determine if the strong economy will lead to a resurgence in inflation. So far some inflationary pressures showing up in wages have been more than offset by restrained pricing of goods and productivity gains. Consequently, the investments of your Fund are presently providing satisfactory levels of real investment income in a world where domestic inflation seems to be increasing at an annual rate in the 2-3% range.

      As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.


                                  Sincerely,



        /s/ Kurt G. Moser                        /s/ Donald E. Heltner

        Kurt G. Moser                            Donald E. Heltner
        Vice President                           Vice President

June 22, 1998

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                                 MAY 31, 1998
                                 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                  VALUE
                LONG-TERM INVESTMENTS -- U.S. TREASURY
                 OBLIGATIONS (95.4%)
$  750,000         5.125%, due June 30, 1998                                         $     750,158
 3,000,000         8.250%, due July 15, 1998                                             3,011,550
 1,000,000         4.750%, due September 30, 1998                                          998,120
 4,000,000         7.125%, due October 15, 1998                                          4,025,960
 4,000,000         6.375%, due January 15, 1999                                          4,021,360
 1,000,000         5.875%, due March 31, 1999                                            1,003,080
 3,750,000         7.000%, due April 15, 1999                                            3,796,950
 4,000,000         6.375%, due July 15, 1999                                             4,037,800
 1,000,000         5.750%, due September 30, 1999                                        1,002,490
 4,000,000         6.000%, due October 15, 1999                                          4,023,560
 2,000,000         6.375%, due January 15, 2000                                          2,024,780
 2,000,000         8.500%, due February 15, 2000                                         2,094,340
 1,000,000         6.875%, due March 31, 2000                                            1,022,770
 2,000,000         5.500%, due April 15, 2000                                            1,998,780
 1,000,000         6.750%, due April 30, 2000                                            1,021,380
 1,000,000         8.875%, due May 15, 2000                                              1,060,790
 1,000,000         6.250%, due May 31, 2000                                              1,013,160
 4,000,000         8.750%, due August 15, 2000                                           4,262,240
 3,750,000         8.500%, due November 15, 2000                                         3,999,525
 1,000,000         5.250%, due January 31, 2001                                            992,510
 4,000,000         7.750%, due February 15, 2001                                         4,216,720
 5,000,000         8.000%, due May 15, 2001                                              5,325,150
 4,000,000         7.875%, due August 15, 2001                                           4,265,000
 4,000,000         7.500%, due November 15, 2001                                         4,236,800
 4,000,000         14.250%, due February 15, 2002                                        5,147,080
 4,000,000         7.500%, due May 15, 2002                                              4,265,720
 8,000,000         6.375%, due August 15, 2002                                           8,228,640
 4,000,000         11.625%, due November 15, 2002                                        4,941,240
 6,000,000         6.250%, due February 15, 2003                                         6,158,340
 2,000,000         10.750%, due May 15, 2003                                             2,437,400
 2,000,000         11.125%, due August 15, 2003                                          2,490,680
 7,000,000         5.750%, due August 15, 2003                                           7,053,270
 1,000,000         11.875%, due November 15, 2003                                        1,289,340
 3,000,000         5.875%, due February 15, 2004                                         3,042,660
 3,000,000         7.250%, due May 15, 2004                                              3,244,860
                                                                                     -------------
                       Total long-term investments (cost: $114,085,625)                112,504,203


               See accompanying notes to financial statements.


                                      4

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                                 MAY 31, 1998
                                 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                  VALUE
                SHORT-TERM INVESTMENTS (3.6%):
$  300,000         U.S. Treasury bills, 5.030% effective yield, due June 1998        $     299,889
 3,990,000         General Motors Acceptance Corp., 5.520% to 5.540%,
                     due June 1998                                                       3,993,101
                                                                                     -------------
                     Total short-term investments (cost: $4,292,889)                     4,292,990
                                                                                     -------------

                TOTAL INVESTMENTS (99.0%) (cost: $118,378,514)                         116,797,193
                CASH AND OTHER ASSETS, LESS LIABILITIES (1.0%)                           1,128,243
                                                                                     -------------

                NET ASSETS (100.0%)                                                  $ 117,925,436
                                                                                     =============


Note: At May 31, 1998 net unrealized depreciation of $1,581,321 consisted of gross unrealized appreciation of $672,521 and gross unrealized depreciation of $2,253,842 based on cost of $118,378,514 for federal income tax purposes.
























               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                                 MAY 31, 1998
                                 (UNAUDITED)

                                    ASSETS
Investments, at value (cost $118,378,514)                                         $ 116,797,193
Cash                                                                                    852,147
Receivable for:
   Interest                                                       $ 1,624,220
   Shares of the Fund sold                                            176,814
   Sundry                                                               3,544         1,804,578
                                                                  -----------
Prepaid expenses                                                                         18,758
                                                                                  -------------
   Total assets                                                                     119,472,676

                          LIABILITIES AND NET ASSETS

Payable for:
   Dividends to shareowners                                         1,265,247
   Shares of the Fund redeemed                                        229,992
   Other accounts payable (including $48,498 to Manager)               52,001
                                                                  -----------
      Total liabilities                                                               1,547,240
                                                                                  -------------

Net assets applicable to 11,988,081 shares outstanding of
   $1 par value common stock (40,000,000 shares
   authorized)                                                                    $ 117,925,436
                                                                                  =============

Net asset value, offering price and redemption price per
   share                                                                          $        9.84
                                                                                  =============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over
   amounts paid on redemptions of shares on account of
   capital                                                                        $ 122,318,753
Accumulated net realized loss on sales of investments                                (2,811,996)
Net unrealized depreciation of investments                                           (1,581,321)
                                                                                  -------------
Net assets applicable to shares outstanding                                       $ 117,925,436
                                                                                  =============





               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                                                SIX MONTHS          YEAR ENDED
                                                                                   ENDED           NOVEMBER 30,
                                                                               MAY 31, 1998            1997
                                                                                (UNAUDITED)
INTEREST INCOME:                                                               $  4,091,628          7,939,168

EXPENSES:
   Investment advisory and management fees                                           94,296            184,551
   Audit fees                                                                         9,092             17,405
   Legal fees                                                                           899                588
   Fidelity bond expense                                                              1,419              2,912
   Directors' fees                                                                    1,360              1,650
   Reports to shareowners                                                             1,378              2,207
   ICI dues                                                                           1,639              4,053
   Registration fees                                                                    770              2,577
   Proxy and mailing expenses                                                         1,200                 --
   Securities evaluation fees                                                         1,015              2,094
   Franchise taxes                                                                    4,405              9,391
   Custodian fees                                                                     3,048             10,745
   Other                                                                                100                122
                                                                               ------------         ----------
      Total Expenses                                                                120,621            238,295
                                                                               ------------         ----------
Net investment income                                                             3,971,007          7,700,873

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on sales
      of investments                                                               (551,172)          (922,190)
   Change in net unrealized appreciation (depreciation)                             381,680           (453,800)
                                                                               ------------         ----------

Net realized and unrealized loss on
   investments                                                                     (169,492)        (1,375,990)
                                                                               ------------         ----------

Net change in net assets
   resulting from operations                                                   $  3,801,515          6,324,883
                                                                               ============         ==========








               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED          YEAR ENDED NOVEMBER 30,
                                                          MAY 31, 1998            1997               1996
                                                           (UNAUDITED)
From operations:
   Net investment income                                  $   3,971,007         7,700,873          7,214,753
   Net realized loss on sales
      of investments                                           (551,172)         (922,190)          (363,957)
   Change in net unrealized
      appreciation (depreciation)                               381,680          (453,800)        (1,331,541)
                                                          -------------       -----------        -----------
   Net change in net assets resulting
      from operations                                         3,801,515         6,324,883          5,519,255

   Distributions to shareowners from
      net investment income (per share
         $.34 in 1998, $.69 in 1997
          and $.70 in 1996)                                  (3,971,007)       (7,700,873)        (7,214,753)


From Fund share transactions:
   Proceeds from shares sold                                 26,086,935        57,531,569         36,298,430
   Reinvestment of ordinary income dividends                  3,591,290         7,150,343          6,439,866
                                                          -------------       -----------        -----------
                                                             29,678,225        64,681,912         42,738,296

   Less payments for shares redeemed                         24,429,505        58,104,026         38,097,084
                                                          -------------       -----------        -----------
   Net increase in net assets from Fund
      share transactions                                      5,248,720         6,577,886          4,641,212
                                                          -------------       -----------        -----------
Total increase in net assets                                  5,079,227         5,201,896          2,945,714

Net assets:
   Beginning of period                                      112,846,208       107,644,312        104,698,598
                                                          -------------       -----------        -----------
   End of period                                          $ 117,925,436       112,846,208        107,644,312
                                                          =============       ===========        ===========










                See accompanying notes to financial statements

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

1. OBJECTIVE

     The investment objective of the State Farm Interim Fund, Inc. (the Fund) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

2.   SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION -- Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     SECURITY TRANSACTIONS AND INTEREST INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS -- Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter.

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     The accumulated net realized loss on sales of investments at November 30, 1997 (the Fund's most recent fiscal year end), amounting to $2,260,824 is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $40,572 in 1998, $92,150 in 1999, $22,669 in
2000, $162,716 in 2001, $335,277 in 2002, $321,293 in 2003, $363,957 in 2004,
and $922,190 in 2005.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

3.   TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of the average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

     Under the terms of this agreement, the Fund incurred fees of $94,296, for the six months ended May 31, 1998 and $184,551 for the year ended November 30, 1997. The Fund does not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the six months ended May 31, 1998 and the year ended November 30, 1997, except for directors' fees of $1,360 and $1,650, respectively, paid to the Fund's independent directors.

4.   INVESTMENT TRANSACTIONS

     Investment transactions (exclusive of short-term instruments) are as follows:

                                                                                SIX MONTHS          YEAR ENDED
                                                                                   ENDED           NOVEMBER 30,
                                                                               MAY 31, 1998            1997
                                                                                (UNAUDITED)
     Purchases                                                                 $ 10,349,531         25,775,703
     Proceeds from sales                                                          7,982,188         15,750,000
                                                                               ============         ==========

4.   FUND SHARE TRANSACTIONS

     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                            SIX MONTHS ENDED        YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 1998          1997               1996
                                                               (UNAUDITED)
   Shares sold                                                  2,645,672         5,855,197          3,641,452
   Shares issued in reinvestment of
       ordinary income dividends                                  364,406           728,582            644,965
                                                                ---------         ---------          ---------
                                                                3,010,078         6,583,779          4,286,417
   Less shares redeemed                                         2,476,151         5,913,858          3,815,161
                                                                ---------         ---------          ---------
   Net increase in shares
      outstanding                                                 533,927           669,921            471,256
                                                                =========         =========          =========

                        STATE FARM INTERIM FUND, INC.
                             FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout the period)

                                       SIX MONTHS ENDED                  YEAR ENDED NOVEMBER 30,
                                         MAY 31, 1998      1997        1996       1995        1994      1993
                                          (UNAUDITED)
Net Asset Value,
     Beginning of Period                   $   9.85         9.98       10.15       9.72      10.52      10.46

Income from Investment
----------------------
     Operations
     ----------
     Net Investment Income                     0.34          .69         .70        .70        .71        .74
     Net Gains or Losses
         on Securities (both realized
         and unrealized)                      (0.01)        (.13)       (.17)       .43       (.80)       .06
                                           -------------------------------------------------------------------
     Total from Investment
         Operations                            0.33          .56         .53       1.13       (.09)       .80

Less Distributions
------------------
     Net investment income                    (0.34)        (.69)       (.70)      (.70)      (.71)      (.74)

     Net Asset Value, End of Period        $   9.84         9.85        9.98      10.15       9.72      10.52
                                           ===================================================================

Total Return                                   3.44%        5.87%       5.44%     11.91%      (.85%)     7.82%
------------

Ratios/Supplemental Data
------------------------
Net assets, end of period
     (millions)                            $  117.9        112.8       107.6      104.7       94.3      103.7
Ratio of expenses to average
     net assets                                 .21%(a)      .22%        .23%(b)    .25%(b)    .22%       .25%
Ratio of net investment income
     to average net assets                     7.05%(a)     7.03%       7.03%      7.00%      7.00%      7.00%
Portfolio turnover rate                          15%(a)       15%         17%        17%        15%        15%
Number of shares outstanding
     at end of period
     (millions)                                12.0         11.5        10.8       10.3        9.7        9.9


Notes:  (a) Determined on an annualized basis.
        (b) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

               VOTING RESULTS OF SPECIAL MEETING OF SHAREOWNERS

At a Special Meeting of Shareowners of the Fund held on March 13, 1998, the following actions were taken:


A. The shareowners of the Fund elected the following individuals to serve on the Board of Directors until the next meeting of shareowners called for this purpose and until their successors shall be elected and qualified:


   ------------------------------------------------------------------------
   Name of Director         Number of Votes For    Number of Votes Withheld
   ------------------------------------------------------------------------
   Edward B. Rust, Jr.            7,921,664                   651
   Roger S. Joslin                8,054,986                   651
   Albert H. Hoopes               7,987,506                   932
   Davis U. Merwin                8,027,534                   932
   James A. Shirk                 8,031,947                   932
   Thomas M. Mengler              7,980,702                   932
   ------------------------------------------------------------------------



B. The shareowners of the Fund approved the proposed bylaw amendment that would permit the board of directors to adopt further amendments without shareowner approval:

   ------------------------------------------------------------------------
   Number of Votes For   Number of Votes Against   Number of Votes Withheld
   ------------------------------------------------------------------------
        7,010,241                883,231                   231,412
   ------------------------------------------------------------------------